Exhibit 99.1

BioMarin Contacts	Amicus Contacts

Traci McCarty, Investors BioMarin Pharmaceutical Inc. (415) 455-7558	Andrew Faughnan, Investors Amicus Therapeutics (609) 662-3809

Marni Kottle, Media BioMarin Pharmaceutical Inc. (415) 218-7111	Brendan McEvoy, Media Amicus Therapeutics (202) 320-7767

FOR IMMEDIATE RELEASE

BioMarin to Acquire Amicus Therapeutics for $4.8 Billion, Expanding Position as a Leader in Rare Diseases, Accelerating Revenue Growth and

Strengthening Financial Outlook

BioMarin to Gain Galafold® (migalastat) for Fabry Disease and Pombiliti® (cipaglucosidase alfa-atga) + Opfolda® (miglustat) for Pompe Disease, Adding Two Marketed, High-Growth Products with $599 Million in Revenue Over Past Four Quarters

Provides Opportunity to Expand Access to Galafold and Pombiliti + Opfolda to Patients in New Markets Across BioMarin’s Global Footprint; Pending U.S. Galafold Patent Litigation Resolved

Will Accelerate Revenue Growth Immediately After Close; Expected to be Accretive to Non-GAAP Diluted Earnings Per Share (EPS) in the First 12 Months Post-Close and Substantially Accretive to Non-GAAP Diluted EPS Beginning in 2027

Conference Call Today at 8:15 a.m. Eastern Time

SAN RAFAEL, Calif., and PRINCETON, N.J., Dec. 19, 2025 /PRNewswire/ — BioMarin Pharmaceutical Inc. (Nasdaq: BMRN) and Amicus Therapeutics (Nasdaq: FOLD) announced today that BioMarin has entered into a definitive agreement to acquire Amicus for $14.50 per share in an all-cash transaction for a total equity value of approximately $4.8 billion. The agreement has been unanimously approved by the Boards of Directors of both companies and Amicus’ Board of Directors unanimously recommended that Amicus’ stockholders vote to adopt the agreement. The transaction is expected to close in the second quarter of 2026, subject to regulatory clearances, approval by the stockholders of Amicus and other customary closing conditions.

“Amicus, like BioMarin, is a company that has been profoundly dedicated to transforming care for patients with rare diseases since its founding, developing and bringing to market important therapies for individuals living with Fabry disease and Pompe disease. BioMarin’s scale of operations, including our global commercial footprint and industry-leading, in-house manufacturing capabilities make the combination of these companies an exceptional strategic fit,” said Alexander Hardy, President and Chief Executive Officer of BioMarin. “Immediately upon close, this transaction is expected to accelerate BioMarin’s revenue growth and strengthen our financial outlook, delivering significant value to patients, employees and stockholders. The transaction is expected to be accretive to Non-GAAP Diluted EPS in the first 12 months following close.”

“I am enormously proud of our Amicus team. Together with our partners in the rare disease community, we created a truly patient-centric biotech and successfully developed two transformative medicines for people living with rare diseases, which impacted the lives of more than 3,400 patients around the world,” said Bradley L. Campbell, President and Chief Executive Officer of Amicus. “With BioMarin’s unwavering commitment to patients, along with greater resources and scale, Amicus’ medicines will reach even more patients around the world, faster. We are confident that this agreement is in the best interests of our shareholders by providing compelling, certain and premium value, and will accelerate progress for the rare disease community.”

Transaction Will Expand and Diversify BioMarin’s Rare Disease Product Portfolio

The acquisition will strengthen BioMarin’s commercial portfolio, adding two new treatments to the company’s existing portfolio of medicines that target lysosomal storage disorders: Galafold® (migalastat), the first oral treatment for Fabry disease, and Pombiliti® (cipaglucosidase alfa-atga) + Opfolda® (miglustat), a two-component therapy for Pompe disease. Amicus also has U.S. rights to DMX-200, a potential first-in-class investigational small molecule for the treatment of focal segmental glomerulosclerosis (FSGS), a rare and fatal kidney disease in Phase 3 development. The transaction is expected to:

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Accelerate Revenue Growth. The acquisition is expected to increase BioMarin’s long-term CAGR through 2030 and beyond. Both Galafold and Pombiliti + Opfolda have high-growth potential and generated combined net product revenues over the past four quarters totaling $599 million. Based on the Galafold litigation settlements announced today, U.S. exclusivity for Galafold is expected through January 2037.

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Diversify the Commercial Portfolio. The acquisition will add two therapies to BioMarin’s Enzyme Therapies Business Unit and provide expansion opportunities for Galafold and Pombiliti + Opfolda across BioMarin’s global footprint.

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Create Substantial Shareholder Value. The acquisition will add revenue immediately after the transaction closes. It is expected to be accretive to Non-GAAP Diluted EPS in the first 12 months after close and substantially accretive beginning in 2027. With strong cash flow generation and a commitment to deleveraging, BioMarin is targeting gross leverage <2.5x within two years after close.

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Support BioMarin’s Strategic Priorities. This acquisition demonstrates execution of BioMarin’s capital allocation strategy to leverage the company’s financial strength to diversify its pipeline and add innovative new therapies for patients.

Transaction Terms

Under the terms of the agreement, BioMarin will acquire Amicus for $14.50 per share in an all-cash transaction, representing a 33% premium to Amicus’ last close, a 46% premium to the 30-day volume-weighted average stock price and a 58% premium to the 60-day volume-weighted average stock price.

The consummation of the transaction is subject to customary closing conditions, including approval by the stockholders of Amicus, the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and other antitrust authority clearances, and other customary conditions. Following the satisfaction of the closing conditions to the proposed transaction, a wholly owned subsidiary of BioMarin will merge with Amicus and the outstanding Amicus shares will be converted into the right to receive $14.50 per share in cash, without interest and subject to any withholding of taxes.

Financing

The transaction is not subject to financing conditions. BioMarin intends to finance the transaction through a combination of cash on hand and approximately $3.7 billion of non-convertible debt financing. Morgan Stanley Senior Funding, Inc. is acting as sole lead arranger and has provided a bridge commitment for this amount. The permanent financing structure will include a meaningful portion of pre-payable debt, in line with BioMarin’s commitment to deleveraging with a target of gross leverage of <2.5x within two years after the closing of the proposed transaction.

Pending U.S. Galafold IP Litigation Resolved

Separately, Amicus has resolved the patent litigation it brought in response to Aurobindo Pharma’s and Lupin Ltd.’s Abbreviated New Drug Applications seeking approval to market a generic version of Galafold 123 mg capsules prior to expiration of the certain Amicus patents. In connection with the resolution of the patent litigation, Amicus entered into License Agreements with Aurobindo and Lupin for Galafold 123 mg capsules. Pursuant to the terms of the agreements, Amicus will grant Aurobindo and Lupin licenses to market generic versions of Galafold in the United States beginning on January 30, 2037, if approved by the U.S. Food and Drug Administration (FDA) and unless certain limited circumstances customarily included in these types of agreements occur. As required by law, the companies will submit the confidential license agreements to the U.S. Federal Trade Commission and the U.S. Department of Justice for review. In accordance with the agreements, the parties will terminate all ongoing Hatch-Waxman litigation between Amicus and Aurobindo and Lupin regarding Galafold patents pending in the U.S. District Court for the District of Delaware.

Advisors

Morgan Stanley & Co. LLC acted as the lead financial advisor to BioMarin and J.P. Morgan Securities, LLC also provided financial advice to BioMarin; Jones Day is serving as legal counsel to BioMarin in connection with the acquisition and Cooley LLP is serving as legal counsel to BioMarin in connection with the financing. Centerview Partners LLC and Goldman Sachs & Co. LLC are acting as financial advisors to Amicus, and Kirkland & Ellis LLP is serving as legal counsel to Amicus.

Conference Call

BioMarin will host a conference call and webcast to discuss the acquisition today, Dec. 19, at 8:15 a.m. ET. This event can be accessed through this link or on the investor section of the BioMarin website at www.biomarin.com.

U.S./Canada Dial-in Number: 800-715-9871	Replay Dial-in Number: 800-770-2030

International Dial-in Number: 646-307-1963	Replay International Dial-in Number: 609-800-9909

Conference ID: 7225321	Conference ID: 7225321

About Galafold

Galafold® (migalastat) 123 mg capsules is an oral pharmacological chaperone of alpha-Galactosidase A (alpha-Gal A) for the treatment of Fabry disease in adults who have amenable galactosidase alpha gene (GLA) variants. In these patients, Galafold works by stabilizing the body’s own dysfunctional enzyme so that it can clear the accumulation of disease substrate. Globally, Amicus Therapeutics estimates that approximately 35 to 50 percent of people living with Fabry disease may have amenable GLA variants, though amenability rates within this range vary by geography. Galafold is approved in more than 40 countries around the world, including the U.S., EU, U.K., and Japan.

U.S. INDICATIONS AND USAGE

Galafold is indicated for the treatment of adults with a confirmed diagnosis of Fabry disease and an amenable galactosidase alpha gene (GLA) variant based on in vitro assay data.

This indication is approved under accelerated approval based on reduction in kidney interstitial capillary cell globotriaosylceramide (KIC GL-3) substrate. Continued approval for this indication may be contingent upon verification and description of clinical benefit in confirmatory trials.

U.S. IMPORTANT SAFETY INFORMATION

ADVERSE REACTIONS: The most common adverse reactions reported with Galafold (≥10%) were headache, nasopharyngitis, urinary tract infection, nausea and pyrexia. USE IN SPECIFIC POPULATIONS: There is insufficient clinical data on Galafold use in pregnant women to inform a drug-associated risk for major birth defects and miscarriage. Advise women of the potential risk to a fetus. It is not known if Galafold is present in human milk. Therefore, the developmental and health benefits of breastfeeding should be considered along with the mother’s clinical need for Galafold and any potential adverse effects on the breastfed child from Galafold or from the underlying maternal condition. Galafold is not recommended for use in patients with severe renal impairment or end-stage renal disease requiring dialysis. The safety and effectiveness of Galafold have not been established in pediatric patients. To report Suspected Adverse Reactions, contact Amicus Therapeutics at 1-877-4AMICUS or FDA at 1-800-FDA-1088 or www.fda.gov/medwatch. For additional information about Galafold, including the full U.S. Prescribing Information, please visit https://www.amicusrx.com/pi/Galafold.pdf.

About Pombiliti + Opfolda

Pombiliti + Opfolda, is a two-component therapy that consists of cipaglucosidase alfa-atga, a bis-M6P-enriched rhGAA that facilitates high-affinity uptake through the M6P receptor while retaining its capacity for processing into the most active form of the enzyme, and the oral enzyme stabilizer, miglustat, that’s designed to reduce loss of enzyme activity in the blood.

U.S. INDICATIONS AND USAGE

POMBILITI in combination with OPFOLDA is indicated for the treatment of adult patients with late-onset Pompe disease (lysosomal acid alpha-glucosidase [GAA] deficiency) weighing ≥40 kg and who are not improving on their current enzyme replacement therapy (ERT).

SAFETY INFORMATION

HYPERSENSITIVITY REACTIONS INCLUDING ANAPHYLAXIS: Appropriate medical support measures, including cardiopulmonary resuscitation equipment, should be readily available. If a severe hypersensitivity reaction occurs, POMBILITI should be discontinued immediately and appropriate medical treatment should be initiated. INFUSION-ASSOCIATED REACTIONS (IARs): If severe IARs occur, immediately discontinue POMBILITI and initiate appropriate medical treatment. RISK OF ACUTE CARDIORESPIRATORY FAILURE IN SUSCEPTIBLE PATIENTS: Patients susceptible to fluid volume overload, or those with acute underlying respiratory illness or compromised cardiac or respiratory function, may be at risk of serious exacerbation of their cardiac or respiratory status during POMBILITI infusion. See PI for complete Boxed Warning. CONTRAINDICATION: POMBILITI in combination with Opfolda is contraindicated in pregnancy. EMBRYO-FETAL TOXICITY: May cause embryo-fetal harm. Advise females of reproductive potential of the potential risk to a fetus and to use effective contraception during treatment and for at least 60 days after the last dose. Adverse Reactions: Most common adverse reactions ≥ 5% are headache, diarrhea, fatigue, nausea, abdominal pain, and pyrexia. Please see full PRESCRIBING INFORMATION, including BOXED WARNING, for POMBILITI (cipaglucosidase alfa-atga) LINK and full PRESCRIBING INFORMATION for OPFOLDA (miglustat) LINK.

About BioMarin

BioMarin is a leading, global rare disease biotechnology company focused on delivering medicines for people living with genetically defined conditions. Founded in 1997, the San Rafael, California-based company has a proven track record of innovation, with eight commercial therapies and a strong clinical and preclinical pipeline. Using a distinctive approach to drug discovery and development, BioMarin seeks to unleash the full potential of genetic science by pursuing category-defining medicines that have a profound impact on patients.

To learn more, please visit www.biomarin.com.

About Amicus Therapeutics

Amicus Therapeutics (Nasdaq: FOLD) is a global, patient-dedicated biotechnology company focused on discovering, developing and delivering novel high-quality medicines for people living with rare diseases. With extraordinary patient focus, Amicus Therapeutics is committed to advancing and expanding a pipeline of cutting-edge, first- or best-in-class medicines for rare diseases.

To learn more, please visit the company’s website at www.amicusrx.com.

Forward-Looking Non-GAAP Financial Information

BioMarin defines Non-GAAP Diluted EPS as Non-GAAP Income divided by Non-GAAP Weighted-Average Diluted Shares Outstanding. Non-GAAP Income is defined by BioMarin as GAAP Net Income excluding amortization of intangible assets, stock-based compensation expense and, in certain periods, certain other specified items. BioMarin defines Non-GAAP Weighted-Average Diluted Shares Outstanding as GAAP Weighted-Average Diluted Shares Outstanding, adjusted to include any common shares issuable under BioMarin’s equity plans and convertible debt in periods when they are dilutive under Non-GAAP. BioMarin has not provided an expectation regarding the impact to EPS in the first 12 months after close or in 2027 because BioMarin is unable to predict with reasonable certainty the financial impact of changes resulting from its strategic portfolio and business operating model reviews; potential future asset impairments; gains and losses on investments; and other unusual gains and losses without unreasonable effort. These items are uncertain, depend on various factors, and could have a material impact on GAAP reported results.

Forward-Looking Statements

This press release and the associated conference call contain forward-looking statements about, among other things, the proposed acquisition of Amicus Therapeutics (Amicus) by BioMarin Pharmaceutical Inc. (BioMarin) and the business prospects of Amicus and BioMarin, including, without limitation, statements about: the anticipated occurrence, manner and timing of the closing of the proposed acquisition and the availability of financing, including the proposed non-convertible debt financing; the prospective benefits of the proposed acquisition, including expectations that it will accelerate BioMarin’s revenue growth and strengthen its financial outlook immediately upon close, increase BioMarin’s long-term CAGR through 2030 and beyond, strengthen and diversify BioMarin’s commercial portfolio and be a strong strategic fit for BioMarin by expanding BioMarin’s rare disease product portfolio, create substantial shareholder value by being accretive to Non-GAAP Diluted EPS in the first 12 months after close and substantially accretive beginning in 2027; BioMarin’s commitment to deleveraging and the expectation that BioMarin will reach gross leverage <2.5x within two years after close; expectations regarding Amicus’ products, Galafold and Pombiliti + Opfolda, including ability to expand access to patients in new markets across BioMarin’s global footprint; expectations regarding Amicus’ product candidate, DMX-200, and its ongoing development, including the potential for DMX-200 to be the first-in-class investigational small molecule for the treatment of focal segmental glomerulosclerosis (FSGS); expectations regarding the settlement of the patent litigation relating to Galafold, including expectations that U.S. exclusivity for Galafold will be through January 2037; BioMarin’s capital allocation strategy to leverage its financial strength to diversify its pipeline and add innovative new therapies for patients; the potential impact of the acquisition on BioMarin’s financial results and financial guidance; BioMarin’s plans for external innovation, including BioMarin’s ability to execute additional transactions in future quarters; statements about BioMarin’s future financial performance; and other statements that are not historical facts. Actual results could differ materially from those anticipated in these forward-looking statements. Except as required by law, each of BioMarin and Amicus assume no obligation to update these forward-looking statements, whether as a result of new information, future events or otherwise. These statements, which represent each of BioMarin’s and Amicus’ current expectations or beliefs concerning various future events that are subject to significant risks and uncertainties, may contain words such as “may,” “will,” “would,” “could,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “project,” “seek,” “should,” “strategy,” “future,” “opportunity,” “potential” or other similar words and expressions indicating future results.

These forward-looking statements are predictions and involve risks and uncertainties such that actual results may differ materially from these statements. Forward-looking statements reflect current beliefs and expectations; however, these statements involve inherent risks and uncertainties, including, without limitation, with respect to: consummating the proposed acquisition and financing in the anticipated timeframe, if at all; whether Amicus’ stockholders will approve the acquisition; the possibility that competing offers or acquisition proposals will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay, or refuse to grant approval for the consummation of the transaction (or only grant approval subject to adverse conditions or limitations); the difficulty of predicting the timing or outcome of regulatory approvals or actions, if any; the effects of the proposed acquisition (or the announcement thereof) on Amicus’ or BioMarin’s stock price and/or Amicus’ or BioMarin’s operating results; unknown or inestimable liabilities; the development, launch and commercialization of products and product candidates; the parties’ ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the proposed acquisition will not be realized or will not be realized within the expected time period and that BioMarin and Amicus will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; obtaining and maintaining adequate coverage and reimbursement for BioMarin’s or Amicus’ products; the time-consuming and uncertain regulatory approval process; the costly and time-consuming pharmaceutical product development process and the uncertainty of clinical success, including risks related to failure or delays in successfully initiating or completing clinical trials and assessing patients, including with respect to current and planned future clinical trials; global economic, financial, and healthcare system disruptions and the current and potential future negative impacts to BioMarin’s or Amicus’ business operations and financial results; the sufficiency of BioMarin’s or Amicus’ cash flows and capital resources; BioMarin’s ability to fund the acquisition, including BioMarin’s ability to obtain financing on terms satisfactory to BioMarin or at all; BioMarin’s evaluation of the potential impact of the transaction on its financial results and financial guidance; BioMarin’s or Amicus’ ability to achieve targeted or expected future financial performance and results and the uncertainty of future tax, accounting and other provisions and estimates; the effects of the transaction on relationships with key third parties, including employees, customers, suppliers, other business partners or governmental entities, including the risk that the proposed acquisition adversely affects employee retention; transaction costs; risks that the proposed acquisition disrupts current plans and operations; risks that the proposed transaction diverts management’s attention from ongoing business operations; changes in Amicus’ business during the period between announcement and closing of the proposed acquisition; any legal proceedings and/or regulatory actions that may be instituted related to the proposed acquisition; and other risks and uncertainties affecting BioMarin and Amicus, including those risk factors detailed in BioMarin’s and Amicus’ filings with the Securities and Exchange Commission (SEC), including, without limitation, the risk factors contained under the caption “Risk Factors” in BioMarin’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2025 and Amicus’ Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2025, as such risk factors may be updated by any subsequent reports, as well as the Proxy Statement on Schedule 14A to be filed by Amicus. Stockholders of BioMarin and Amicus are urged not to place undue reliance on forward-looking statements, which speak only as of the date hereof. BioMarin and Amicus are under no obligation, and expressly disclaim any obligation, to update (publicly or otherwise) or alter any forward-looking statement, including without limitation any financial projection or guidance, whether as a result of new information, future events or otherwise.

BioMarin® is a registered trademark of BioMarin Pharmaceutical Inc. or its affiliates. Galafold® (migalastat) and Pombiliti® (cipaglucosidase alfa-atga) + Opfolda® (miglustat) are registered trademarks of Amicus Therapeutics, Inc. or its affiliates.

Important Information and Where to Find It

In connection with the proposed acquisition of Amicus Therapeutics, Inc. (Amicus) by BioMarin Pharmaceutical Inc. (BioMarin) (Transaction), Amicus intends to file with the Securities and Exchange Commission (SEC) a proxy statement on Schedule 14A (the Proxy Statement), the definitive version of which will be sent or provided to Amicus stockholders. Amicus may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which Amicus may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Amicus through the website maintained by the SEC at www.sec.gov, Amicus’s website at https://ir.amicusrx.com/financial-information/sec-filings or by contacting the Amicus investor relations department at the following:

Andrew Faughnan

(609) 662-3809

afaughnan@amicusrx.com

No Offer or Solicitation

This press release is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Amicus and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Amicus’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in (i) Amicus’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 19, 2025, including the sections therein entitled “Directors, Executive Officers, and Corporate Governance,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters”, and (ii) Amicus’s proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 24, 2025, including the sections therein entitled “Proposal 1 – Election of Class Directors,” “Compensation Discussion and Analysis,” “Compensation and Equity Tables,” and “Share Ownership of Certain Beneficial Owners and Management,” and (iii) other documents subsequently filed with the SEC from time to time, including the Proxy Statement to be filed by Amicus in connection with the proposed transaction and the special meeting of stockholders of Amicus. To the extent holdings of Amicus’ securities by its directors or executive officers have changed since the amounts set forth in the filings described in the foregoing, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Amicus stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Amicus directors and executive officers in the transaction, which may be different than those of Amicus stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. These documents (when available) may be obtained free of charge from the website maintained by the SEC at www.sec.gov and Amicus’s website at https://ir.amicusrx.com/financial-information/sec-filings.

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